UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 24, 2012

Douglas Emmett, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-33106	20-3073047
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

808 Wilshire Boulevard, Suite 200	90401
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 255-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The voting results for the matters submitted to a vote of our stockholders at our Annual Meeting of Stockholders held on May 24, 2012, which were described in detail in our proxy statement filed with the Securities and Exchange Commission on April 24, 2012, are as follows:

1.	Election of directors:

	For	Withheld
Dan A. Emmett	120,443,051	2,718,500
Jordan L. Kaplan	123,118,250	43,301
Kenneth M. Panzer	121,047,434	2,114,117
Christopher H. Anderson	122,967,597	193,954
Leslie E. Bider	122,191,540	970,011
David T. Feinberg	123,116,761	44,790
Thomas E. O'Hern	122,706,152	455,399
Andrea L. Rich	122,967,395	194,156
William E. Simon, Jr.	122,969,110	192,441

2.	Non-binding advisory vote approving 2011 executive compensation:

For	Against	Abstain
121,967,383	1,179,334	14,832

3.	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2012:

For	Against	Abstain
128,268,611	642,325	59,217

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Douglas Emmett, Inc.

Dated: May 24, 2012	By:	/s/ THEODORE GUTH
Theodore Guth
Chief Financial Officer and Secretary